Holley

Second Quarter 2023 Financial Results Call


401
12

August 10, 2023

AGENDA

Holley

Introductions & Forward-Looking Statements	**Ross Collins** Investor Relations
Results and Highlights	**Matthew Stevenson** President & CEO
Financial Results	**Jesse Weaver** CFO
Outlook	**Matthew Stevenson** President & CEO
Q&A	**Group**

DISCLAIMER

Holley

Certain statements in this press release may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Holley's future financial or operating performance. For example, projections of future revenue and adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "or" or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the ability of Holley to grow and manage growth profitably which may be affected by, among other things, competition; to maintain relationships with customers and suppliers; and to retain its management and key employees; 2) costs related to Holley being a public company; 3) disruptions to Holley's operations, including as a result of cybersecurity incidents; 4) changes in applicable laws or regulations; 5) the outcome of any legal proceedings that may be instituted against Holley; 6) general economic and political conditions, including the current macroeconomic environment, political tensions and war (such as the ongoing conflict in Ukraine); 7) the possibility that Holley may be adversely affected by other economic, business and/or competitive factors, including recent events affecting the financial services industry (such as the closures of certain regional banks); 8) Holley's estimates of its financial performance; 9) our ability to anticipate and manage through disruptions and higher costs in manufacturing, supply chain, logistical operations, and shortages of certain company products in distribution channels; and 10) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission ("SEC") on March 15, 2023, and/or disclosed in any subsequent filings with the SEC. Although Holley believes the expectations reflected in the forward-looking statements are reasonable, nothing in this presentation should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward looking statements or projections will be achieved. There may be additional risks that Holley presently does not know or that Holley currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Holley undertakes no duty to update these forward-looking statements, except as otherwise required by law.



RESULTS & HIGHLIGHTS

Matthew Stevenson
President & CEO

KEY TAKEAWAYS FOR Q2

Holley

Building Path to Deliver Annual Gross Margin of ~40% and >20% EBITDA

- Demonstrated ability to achieve ~20% EBITDA
- Improved inventory controls delivering improvements in Working Capital
- Past dues improved in both Electronic and Mechanical Categories
- Reignited "marquee" product innovation with Launch of Sniper 2.0
- CEO onboarding focused on Team and Customer Relationships

FOCUSING ORGANIZATION ON SUCCESS PRINCIPLES

Holley


FUEL
Teammates
Holley
ACCELERATE
Profitable Growth
SUPERCHARGE
Customers

Listening to Our Teammates

Enhancing Operations

Optimizing Acquisitions

Putting ALL Customers First

Q2 FINANCIAL RESULTS & ONGOING BUSINESS HIGHLIGHTS

Holley

FY2023 Q2 Results

Net Sales	Gross Margin
$175.3M	39.8%
(2.3%) vs. PY	(220bps) vs. PY

Adjusted EBITDA Margin[1]	Free Cash Flow[1]
21.6%	$29.0M
+90bps vs. PY	+$30M vs. PY

Business Highlights

75 New Products Launched in Q2



NEW & HOT
EDGE
APR

Industry Awards

GOODGUYS 40 ANNIVERSARY '23 Best New Product
'23 Muscle Car Pick



Detroit
SPEED & ENGINEERING

THREE Successful Events in Q2

Holley LS Fest West
Holley LS Fest Texas
24th Annual Brothers Truck Show presented by Holley

Social Engagement



Holley INFLUENCER ACTIVATION AT Holley LS Fest TEXAS
29.1M
TOTAL FOLLOWERS

1) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation



FINANCIAL RESULTS

Jesse Weaver
Chief Financial Officer

NEAR-TERM FINANCIAL PRIORITIES REMAIN

Holley

Proactively Managing the Business to Drive Long-Term Value

RESTORE PROFITABILITY

- Identified material cost savings
- Accelerated recent M&A integrations
- On-going facility consolidation and footprint optimization

Capture targeted annualized cost savings of $30 million

IMPROVE FREE CASH FLOW

- Mitigate COVID Headwind
- Improved EBITDA generation drives additional cash flow
- Not anticipating free cash flow headwinds experienced in 2022

Expect meaningful improvement in free cash flow conversion

OPTIMIZE WORKING CAPITAL

- Inventory turns back inline with historical pre-COVID levels
- Working to balance inventory based on immediate needs and continue to improve past due orders

Drive continued reduction in past dues throughout 2023

DELEVER BALANCE SHEET

- Amended credit agreement provides additional financial flexibility through mid-2024
- Near-term cash flow prioritized for debt paydown

Holley remains comfortably below amended covenant ranges

Q2 SUMMARY INCOME STATEMENT

Holley

($MM)	2Q23	2Q22	B/(W)
Net Sales	$175.3	$179.4	(2.3%)
Gross Margin	39.8%	42.0%	(220) bps
SG&A (incl. R&D)	$35.3	$44.5	$9.2
Adj. EBITDA[1]	$37.9	$37.2	$0.7
Adj. EBITDA Margin[1]	21.6%	20.7%	90bps
Interest Expense	$9.9	$9.0	($0.9)
Adj. Net Income[1]	$16.0	$13.2	$2.8
Adj. Diluted EPS[1]	$0.14	$0.11	$0.03

Despite slight declines in net sales and gross margin, Adjusted EBITDA and Adjusted Net Income improved year-over-year on strong cost control

1) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

NET SALES GROWTH BUILD UP

Holley

Acquisition Vintage[1] ($MM)



7% CAGR
(LEGACY)
$101
$175
$3
$14
$24
$2
$133
2Q19
2Q23
Legacy
Acq 2019
Acq 2020
Acq 2021
Acq 2022

Product Category Detail[1] ($MM)



15% CAGR
(TOTAL)
$101
$6
$15
$23
$57
$175
$16
$26
$17
$41
$74
2Q19
2Q23
Elec
Mech
Exhaust
Access
Safety

Compared to 2Q19 pre-COVID levels, Holley's legacy businesses outgrew the historical market trend growth rate of ~6.5%[2]

1) Totals may not foot due to rounding
2) SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories market growth from 2001 - 2019

NET SALES TRENDS BY PRODUCT CATEGORY

Holley

Quarterly Net Sales by Product Category ($MM)



$200
$179
$172 (13.9%) vs PY
$175 (2.3%) vs PY
2Q19: $57 $23 $15 $6
3Q19: $46 $26 $12 $5
4Q19: $49 $21 $11 $7
1Q20: $57 $26 $15 $9
2Q20: $70 $30 $19 $7
3Q20: $70 $29 $19 $15
4Q20: $69 $35 $19 $9 $7
1Q21: $71 $36 $20 $17 $16
2Q21: $87 $42 $23 $23 $18
3Q21: $73 $35 $17 $21 $14
4Q21: $78 $42 $18 $25 $17
1Q22: $86 $46 $19 $29 $20
2Q22: $71 $44 $18 $28 $18
3Q22: $62 $37 $15 $25 $16
4Q22: $63 $38 $14 $26 $12
1Q23: $69 $43 $16 $27 $17
2Q23: $74 $41 $17 $26 $16
Electronics
Mechanical
Exhaust
Accessories
Safety

Quarterly YOY growth trends improving in 2Q23 vs. 1Q23
as Order Trends improved in 2Q23

INVENTORY IN-STOCK HELPING REDUCE PAST DUES

Holley

Past Due Order Trends by Product Category ($MM)


QoQ
$4MM Decline
QoQ
$4MM Decline
$2
$2
$11
$15
$19
$44
$55
$53
$56
$51
$47
$36
$27
$26
$22
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Electronics
Mechanical
Exhaust
Accessories
Safety

2Q23 experienced >$4MM in Past Due Improvement across both Electronics and Non-Electronics Categories during the quarter

1) Inventory Turns = Trailing 12 month Cost of Goods Sold / Trailing 12 month average inventory

GROSS PROFIT TRENDS

Holley

Gross Profit ($MM) and Gross Margin (%)



38%
38%
38%
43%
41%
42%
39%
41%
42%
41%
42%
41%
42%
31%
31%
39%
40%
$38
$34
$33
$46
$52
$56
$55
$66
$81
$65
$75
$83
$75
$48
$47
$68
$69
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
Gross Profit
Gross Margin

Decreases in margin were primarily driven by headwinds from sales mix and the flow through of higher input costs from prior periods being partially offset by current year lower costs in production and distribution operations

SG&A AND R&D TRENDS

Holley

Quarterly SG&A ($MM), R&D ($MM), Equity Based Comp ($MM) and % of Sales



$36MM
(excl. R&D)
$45MM
(incl. R&D)
$29MM
(excl. R&D)
$35MM
(incl. R&D)
$0.1
$7.1
13.5%
$26.1
3.7%
$2.5
$7.1
16.5%
$26.4
4.5%
$2.2
$8.1
19.7%
$35.5
4.5%
$3.2
$8.2
15.6%
$31.1
4.1%
$3.5
$8.2
18.3%
$32.8
4.6%
$2.9
$6.0
18.8%
$29.0
3.9%
$14.9
$6.7
21.6%
$33.3
4.3%
$0.4
$6.7
17.2%
$29.6
3.9%
$1.8
$6.2
15.6%
$27.3
3.5%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
SG&A (excl. Equity Comp)
R&D
Equity Based Comp
SG&A (ex. Equity Comp) % of Sales
R&D % of Sales

SG&A % in line with historical levels, due to reduced costs and sequential sales improvement in 1H23 vs. 2H22

ADJUSTED EBITDA[1] TRENDS

Holley

Adjusted EBITDA ($MM), Net Sales ($MM) and Adjusted EBITDA Margin (%)



28%
20%
18%
23%
29%
26%
22%
27%
28%
22%
20%
23%
21%
11%
10%
20%
22%
$101
$90
$88
$107
$125
$133
$138
$160
$193
$160
$180
$200
$179
$155
$154
$172
$175
$28
$18
$16
$25
$36
$35
$30
$44
$54
$35
$36
$46
$37
$17
$15
$34
$38
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
Adjusted EBITDA
Net Sales
Adjusted EBITDA Margin

Adjusted EBITDA for 2Q23 was up $0.7MM from 2Q22 driven by Operating Profit Improvements (excl. equity comp) offset by reversal of Product Rationalization add-back from Q4

1) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

FREE CASH FLOW[1] GENERATION IMPROVING

Holley

Free Cash Flow Pre-M&A ($MM)



($58)MM
Inventory Headwind[2]
$10MM
Inv. Tailwind
$16
$24
$29
$11
$16
$24
($25)
($8)
$13
($24)MM
Inv. Headwind
($1)
($11)
($1)
$3
$29
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Free Cash Flow ($MM)

Free Cash Flow in 2Q23 up ~$30M YOY due to higher EBITDA, improved working capital management and slightly lower capital expenditures

1) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation
2) $58mm in cash invested in inventory in 2022; excludes cash impacts off of P&L from $13MM provision for inventory reserves

NET DEBT TO EBITDA LEVERAGE RATIO[1]

Holley

Net Leverage Ratio (Net Debt/TTM Covenant EBITDA)

Q2 Net Leverage Ratio was meaningfully below Amended Credit Agreement Covenant of 7.25x


7.25x
Amended Q2
Covenant
4.10 x
4.96 x
5.67 x
5.58 x
3Q22
4Q22
1Q23
2Q23

$ millions	3Q22	4Q22	1Q23	2Q23
Net Debt	$637.0	$636.0	$634.1	605.3
Adj. EBITDA (TTM)[2]	135.6	114.7	102.6	103.3
Covenant Add-backs	19.6	13.4	9.2	5.2
Covenant EBITDA (TTM)	$155.3	$128.1	$111.8	108.5

1) As calculated per our existing credit agreement
2) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

RAISING FULL YEAR 2023 GUIDANCE

Holley

Key Drivers of 2023 Guidance

- Ongoing normalization of demand back to trend line growth versus pre-COVID levels
- Continuing microchip availability constraints with Holley EFI
- Savings from our cost-reduction initiatives

FY23 Outlook ($ millions)	Previous Outlook	Revised Outlook
Net Sales	$625 – $675	**$635 – $675**
Adjusted EBITDA	$108 – $122	**$118 – $128**
Capital Expenditures	$10 – $15	**$5 – $10**
Depreciation and Amortization	$23 – $25	**$23 – $25**
Interest Expense (excluding Mark-to-Market on Collar)	$60 – $65	**$58 – $62**



Matthew Stevenson
President & CEO



Jesse Weaver
Chief Financial Officer



OUTLOOK

Matthew Stevenson
President & CEO

WORKING TOGETHER TO DRIVE FINANCIAL SUCCESS

- *Large base of passionate and highly engaged enthusiast consumers with attractive demographics*
- *Massive $39B U.S. market with decades of uninterrupted growth[1]*
- *Powerhouse of product innovation with iconic brands*
- *Proven acquisition platform with robust integration and growth potential*
- *Transformational digital and DTC opportunity with omni-channel distribution*
- *Flexible operating model with attractive growth, margins and free cash flow*
- *Experienced team with a track record of execution*

6-7% Organic Top Line Growth

~40% Gross Margin Target

>20% EBITDA Margin Target

Sustainable Free Cash Flow

Strategic Acquisitions

1) Based on SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories.

Appendix


KÖNIG
Holley

HOLLEY PRODUCTS SERVE NEEDS ACROSS THE VEHICLE

Holley

HOLLEY FAMILY OF BRANDS*

ELECTRONIC CONTROLS

EFI & IGNITION
- Accel
- AEM
- Atomic EFI
- Hilborn
- Holley EFI
- Hyperspark
- Mallory
- MSD
- Sniper

PERFORMANCE TUNING
- Amp'd
- DiabloSport
- Edge
- Pulsar
- Racepak
- Range
- Superchips
- APR
- Dinan

AUTOMOTIVE ACCESSORIES

ACCESSORIES
- Cataclean
- Fender Gripper
- Scott Drake

LIGHTING
- RetroBright

INSTRUMENTATION
- AEM
- Classic Instruments
- Holley EFI
- Racepak

ENGINE & ACCESSORIES

INDUCTION
- Flowmaster

ACCESSORIES
- Earl's
- Mr. Gasket

CARBURETION
- Brawler
- Demon
- Holley
- Quickfuel

COOLING
- Frostbite

NITROUS
- NOS



PERFORMANCE EXHAUST
- Flowmaster
- Flowtech
- Hooker
- Blackheart

BRAKING
- Baer Brakes

SUSPENSION
- ADS Suspension
- Detroit Speed
- Lakewood
- Proforged

EV CONVERSION
- AEM EV

RESTORATION
- Brothers
- Scott Drake

SAFETY
- Hans
- RaceQuip
- Simpson
- Stilo

DRIVETRAIN
- B&M
- GearFX
- Hays
- Hurst
- Quicktime

WHEELS
- Carroll Shelby Wheels
- Halibrand
- Legendary
- REV
- Rocket

*Brands listed are representative of Key Holley Brands in each category

ORDERS VS SHIPMENTS, PAST DUE ORDERS

Holley

Orders vs Shipments ($MM)


$217
$200
$165
$163
$188
$185
$211
$206
$185
$185
$160
$149
$161
$152
$184
$179
$182
$182
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Orders
Shipments

Past Due Orders ($MM)


$55
$53
$56
$51
$47
$36
$27
$26
$22
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

NET SALES TRENDS BY ACQUISITION VINTAGE YEAR

Holley

Quarterly Net Sales[1] by Acquisition Year ($MM)



$101
$90
$1
$87
$1
$106
$2
$124
$2
$131
$2
$12
$125
$3
$26
$132
$2
$5
$31
$154
$6
$24
$2
$128
$2
$7
$29
$142
$3
$18
$31
$148
$14
$30
$2
$133
$2
$12
$23
$2
$116
$1
$11
$23
$2
$116
$4
$2
$14
$27
$126
$2
$3
$14
$24
$133
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
Legacy (Pre-2019)
Acq 2019
Acq 2020
Acq 2021
Acq 2022

Despite YOY headwinds, 2Q23 legacy business up ~7% CAGR vs. 2Q19, total business up ~15% CAGR[2]

1) Totals may not foot due to rounding
2) See page 10 for additional details on Legacy vs. Total Business CAGR

INVENTORY LEVELS IMPROVING

Holley

Inventory Turnover (Turns/Year)



1.9 x
2.1 x
2.2 x
2.5 x
2.7 x
3.0 x
3.0 x
2.8 x
2.7 x
2.5 x
2.2 x
2.1 x
2.0 x
1.9 x
1.9 x
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23
Inventory Turns

Inventory levels back in-line with historical trends with upside optimization work being done to improve long-term performance and drive FCF from working capital

1) Inventory Turns = Trailing 12 month Cost of Goods Sold / Trailing 12 month average inventory

DEMAND NORMALIZATION ILLUSTRATION

Legacy[1] vs. Hist. Industry Order Growth Indexed to 2019 Base Line

Normalization of demand implies a YOY order headwind of 4.0-4.5% when compared to historical industry growth rate of ~6.5%


4.0-4.5% YOY Headwind
157
135
134
129
100
FY19
FY20
FY21
FY22
FY23
Historical Industry Growth Rate of 6.5% Index
Legacy Actual Orders Index

Historical Industry Benchmark would not account for share gains or lasting COVID benefits from new enthusiasts entering the market

1) Businesses acquired prior to 2019

TTM EBITDA RECONCILIATION

HOLLEY INC. and SUBSIDIARIES
USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In millions)
(Unaudited)

	TTM			
	3Q22	4Q22	1Q23	2Q23
Net Income	**$ 71.0**	**$ 73.8**	**$ 61.2**	**$ 33.6**
Adjustments:				
Interest Expense	34.8	40.2	51.1	52.1
Income Taxes	12.1	4.5	(1.1)	(0.1)
Depreciation	11.7	10.1	10.4	10.4
Amortization	14.6	14.7	14.7	14.7
EBITDA	**144.2**	**143.3**	**136.3**	**110.7**
Acquisition and Restructuring Costs	5.0	4.5	5.6	4.2
Impairment of Indefinite-Lived Intangible Assets	2.4	2.4	2.4	2.4
Change in Fair Value of Warrant Liability	(35.8)	(57.0)	(57.8)	(32.6)
Change in Fair Value of Earn-Out Liability	(7.3)	(10.7)	(12.7)	(7.5)
Loss on Early Extinguishment of Debt	12.2	-	-	-
Product Rationalization	-	4.5	4.5	3.7
Equity-Based Compensation Expense	11.7	24.4	21.6	19.9
Notable Items	1.9	1.8	1.4	1.0
Other Expense	1.3	1.5	1.3	1.5
Adjusted EBITDA	**$ 135.6**	**$ 114.7**	**$ 102.6**	**$ 103.3**

EBITDA and adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and adjusted EBITDA facilitate useful period-to-period comparisons of financial results, and the information is used by management in evaluating the Company's performance.

QUARTERLY EBITDA RECONCILIATION

Holley

HOLLEY INC. and SUBSIDIARIES

USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions)

(Unaudited)

	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
Net Income (Loss)	$ (9)	$ (11)	$ 29	$ 5	$ 13	$ 13	$ 2	$ (2)	$ 23	$ (30)	$ (18)	$ 17	$ 41	$ 31	$ (15)	$ 4	$ 13
Adjustments:																	
Interest Expense	14	13	12	12	11	9	13	10	11	10	8	7	9	10	14	18	10
Income Taxes	—	—	(5)	1	3	6	(2)	5	6	(3)	3	7	3	(1)	(5)	2	4
Depreciation	2	2	3	2	1	2	2	2	2	3	4	2	2	3	3	2	2
Amortization	12	11	(24)	3	3	3	2	3	4	3	4	4	4	4	3	4	4
EBITDA	19	15	15	23	31	33	17	18	46	(17)	1	37	59	47	-	30	33
Acquisition and Restructuring Costs	1	1	1	1	3	1	4	2	3	—	2	—	2	2	1	1	-
Earn-Out from Simpson Acquisition	—	—	—	—	—	—	—	17	—	—	—	—	—	—	—	—	—
Impairment of Indefinite-Lived Intangible Assets	—	—	—	—	—	—	—	—	—	—	—	—	—	2	—	—	—
Change in Fair Value of Warrant Liability	—	—	—	—	—	—	—	—	—	17	15	2	(23)	(30)	(6)	2	2
Change in Fair Value of Earn-Out Liability	—	—	—	—	—	—	—	—	—	7	2	3	(4)	(7)	(2)	1	1
Loss on Early Extinguishment of Debt	—	—	—	—	—	—	—	—	—	1	12	—	—	—	—	—	—
Product Rationalization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5	—	(1)
Equity-Based Compensation Expense	—	—	—	—	—	—	—	—	—	3	2	3	3	3	15	—	2
Related Party Acquisition and Management Fee Costs	1	1	1	1	1	1	3	1	1	23	—	—	—	—	—	—	—
Notable Items	7	—	—	—	1	—	3	6	4	1	1	1	—	—	1	—	—
Other Expense	—	1	—	—	—	—	3	—	—	—	1	—	—	—	1	—	1
Adjusted EBITDA	$ 28	$ 18	$ 17	$ 25	$ 36	$ 35	$ 30	$ 44	$ 54	$ 35	$ 36	$ 46	$ 37	$ 17	$ 15	$ 34	$ 38

Holley's 2019 quarterly results reflect a period during which it was a privately held company. Accordingly, certain adjustments were included in the fourth quarter 2019 results to reflect the effects of the Business Combination on its audited financial statements.

EBITDA and adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and adjusted EBITDA facilitate useful period-to-period comparisons of financial results, and the information is used by management in evaluating the Company's performance.

QUARTERLY FREE CASH FLOW RECONCILIATION

Holley

HOLLEY INC. and SUBSIDIARIES

USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions)

(Unaudited)

	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
Net cash provided by (used in) operating activities	$ 17	$ 26	$ 32	$ 13	$ 19	$ 28	$ (22)	$ (3)	$ 19	$ 3	$ (9)	$ —	$ 4	$ 31
Capital expenditures	(1)	(2)	(3)	(3)	(3)	$ (4)	(3)	(5)	$ (6)	(4)	(2)	(2)	(1)	(2)
Proceeds from the disposal of fixed assets	—	—	—	1	—	—	—	—	—	—	—	1	—	—
Free cash flow	**$ 16**	**$ 24**	**$ 29**	**$ 11**	**$ 16**	**$ 24**	**$ (25)**	**$ (8)**	**13**	**(1)**	**(11)**	**(1)**	**3**	**29**

Free cash flow is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. Management believes this figure is of interest to investors and facilitates useful period-to-period comparison of the Company's operating results.

ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS RECONCILIATION

Holley

HOLLEY INC. and SUBSIDIARIES

USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

(Unaudited)

	For the thirteen weeks ended	
	July 2, 2023	July 3, 2022
Net Income	**$ 13.0**	**$ 40.6**
Adjust for: Change in Fair Value of Warrant Liability	2.0	(23.2)
Adjust for: Change in Fair Value of Earn-Out Liability	1.0	(4.2)
Adjusted Net Income	**$ 16.0**	**$ 13.2**
Weighted Average Common Shares Outstanding - Diluted	117.9	117.1
Adjusted Diluted Earnings per Share	**$ 0.14**	**$ 0.11**

Adjusted net income and adjusted diluted earnings per share ("EPS") are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income and diluted EPS in accordance with U.S. GAAP. Management believes that adjusted net income and adjusted diluted EPS facilitate useful period-to-period comparisons of financial results, and the information is used by management in evaluating the Company's performance.